EX-99

CONFORMED COPY

AMENDMENT NUMBER 2 TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

THIS AMENDMENT NUMBER 2 TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of November 9, 2005, (this "Amendment") is between BANK OF AMERICA, NATIONAL ASSOCIATION (USA) (as successor by merger to Fleet Bank (RI), National Association) ("BANA (USA)"), a national banking association, as Servicer (in such capacity, the "Servicer"); FLEET CREDIT CARD FUNDING TRUST, a Delaware business trust, as Transferor (in such capacity, the "Transferor"); and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (in such capacity, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated as of January 1, 2002, and as amended by Amendment No. 1 thereto, dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), between the Servicer, the Transferor and the Trustee.

RECITALS

WHEREAS, BANA (USA) wishes to amend the Pooling and Servicing Agreement as provided herein in accordance with Section 13.01(a) of the Pooling and Servicing Agreement, and the Trustee is willing to consent to such amendment upon the terms provided for herein.

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to Account Removal Provisions. The Pooling and Servicing Agreement shall be and hereby is amended by the following:

1.         The following defined term and the definition thereof shall be inserted in appropriate alphabetical order in Section 1.01:

"Zero Balance Account" shall mean an Account which, according to the Servicer's records, has a zero balance and shall have satisfied one or more of the criteria in subclauses (a) through (c) below for a period of at least 90 consecutive calendar days: (a) closed; (b) expired; or (c) previously charged off.

2.         Section 2.01 shall be amended be deleting the phrase ""02," "11," "12," "13," "14," "15," "16," "17," "20," "22" or "30" through "80" (or any other code specified in an Assignment) in the PORTF_CD" in the third paragraph thereof and inserting the phrase ""FleetB" (or any other code specified in an Assignment) in the SecPoolID1" in its place.

3.         The following text shall be added immediately following the final paragraph of Section 2.09:

Notwithstanding the foregoing, the Transferor may, but shall not be obligated to, designate at any time Zero Balance Accounts, any future receivables of which will no longer be part of the Trust and which shall be deemed to be Removed Accounts, and to delete the code described in subsection 2.01 from the appropriate computer files for such Accounts; provided, that prior to such designation and removal, the Transferor and the Servicer shall have delivered to each Rating Agency and the Trustee an Officer's Certificate to the effect that to the best knowledge of the Transferor and the Servicer, as the case may be, such designation and removal shall not cause a Pay Out Event to occur. The Transferor shall not be obligated to deliver to the Trustee any computer file or microfiche list described in the third paragraph of Section 2.01. The Rating Agency Condition shall not be required to be satisfied with respect to any designation and removal of Zero Balance Accounts in accordance with this paragraph.

SECTION 2. Amendments to Report Delivery Provisions. The Pooling and Servicing Agreement shall be and hereby is amended by the following:

1.         The phrase "on or before November 30 of each calendar year, beginning with November 30, 1994" in Section 3.05 shall be deleted in its entirety and shall be replaced by the following:

"on or before March 31 of each calendar year, beginning with March 31, 2006".

2.         Section 3.06(a) shall be deleted in its entirety and replaced with the following text:

On or before March 31 of each calendar year, beginning with March 31, 2006, the Servicer shall, to the extent required by applicable law, cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report (addressed to the Trustee) to the Trustee, the Servicer, the Transferors and each Rating Agency, to the effect that they have applied certain procedures, based upon established criteria that meet the standards applicable to accountants' reports intended for general distribution, attesting to the fairness of the assertion of the Servicer's management that its internal controls over the functions performed as Servicer of the Trust are effective, in all material respects, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition, on the date of such report, and a report attesting to the fairness of the assertion of the Servicer's management that such servicing was conducted in conformity with the sections of this Agreement relating to servicing during the period covered by such report (which shall be the period from and including January 1 of the preceding calendar year to and including December 31 of such calendar year, or for the initial period, from and including October 1, 2004 to and including December 31, 2005), except for such errors as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such report. Unless otherwise provided with respect to any Series in the related Supplement, a copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

3.         Section 3.06(b) shall be deleted in its entirety and replaced with the following text:

On or before March 31 of each calendar year, beginning with March 31, 2006, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report (addressed to the Trustee), prepared in accordance with the standards established by the American Institute of Certified Public Accountants, to the Trustee, the Servicer, the Transferors and each Rating Agency, to the effect that such firm has recalculated certain mathematical calculations and compared certain amounts with the Servicer's computer reports which were the source of such calculations and amounts (collectively, the "Selected Items") set forth in the monthly certificates delivered by the Servicer pursuant to subsection 3.04(b) during the period covered by such report (which shall be the period from and including January 1 of the preceding calendar year to and including December 31 of such calendar year, or for the initial period, from and including October 1, 2004 to and including December 31, 2005). The report issued will confirm that such recalculations and amounts are in agreement, except for such exceptions such firm believes to be immaterial to the financial statements of the Servicer and such other exceptions as shall be set forth in such report.

4.        Exhibit D to the Pooling and Servicing Agreement shall be deleted in its entirety and replaced with Exhibit D hereto.

SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 4. Effectiveness. The amendments provided for by this Amendment shall become effective on the date (the "Effective Date") that each of the following events occur:

(a)        The Transferor shall have delivered to the Trustee an Officer's Certificate from the Transferor stating that the Transferor reasonably believes that the execution and delivery of this Amendment will not have an Adverse Effect

(b)        The Transferor shall have received from each Rating Agency written confirmation that the execution and delivery of this Amendment will not result in the reduction or withdrawal of its current rating of any outstanding Series or Class of Investor Certificates.

(c)        Each of the parties hereto shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

SECTION 5. Pooling and Servicing Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Pooling and Servicing Agreement shall remain in full force and effect. All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Pooling and Servicing Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                               BANK OF AMERICA, NATIONAL

                                                               ASSOCIATION (USA), Servicer

                                                               By: /s/ Jon Hayes

                                                               Name: Jon Hayes

                                                               Title: Vice President

                                                               FLEET CREDIT CARD FUNDING TRUST,

                                                               Transferor

                                                               By: /s/ Jon Hayes

                                                               Name: Jon Hayes

                                                               Title: Vice President

                                                               DEUTSCHE BANK TRUST COMPANY

                                                               AMERICAS, Trustee

                                                               By: /s/ Eva Ayeertey

                                                               Name: Eva Ayeertey

                                                               Title: Assistant Vice President

EX-99 2

Exhibit D

FORM OF ANNUAL SERVICER'S CERTIFICATE

(To be delivered on or before March 31 of each calendar year beginning with March 31, 2006, pursuant to Section 3.05 of the Pooling and Servicing Agreement referred to below)

BANK OF AMERICA, NATIONAL ASSOCIATION (USA)

----------------------------

FLEET CREDIT CARD MASTER TRUST II

----------------------------

The undersigned, a duly authorized representative of Bank of America, National Association (USA) (as successor to Fleet Bank (RI), National Association), as Servicer ("BANA (USA)"), pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of January 1, 2002, as amended by Amendment No. 1 thereto dated as of April 1, 2002 and Amendment No. 2 thereto dated as of November 9, 2005 (as amended and supplemented, the "Agreement"), among Fleet Credit Card Funding Trust, as Transferor, BANA (USA), as Servicer, and Deutsche Bank Americas, as Trustee, does hereby certify that (Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement):

1.         BANA (USA) is, as of the date hereof, the Servicer under the Agreement.

2.         The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

3.         A review of the activities of the Servicer during the calendar year ended December 31, ____, and of its performance under the Agreement was conducted under my supervision.

4.         Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such calendar year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

5.         The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the period ended December 31, ____, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None."]

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of _________, _____.

BANK OF AMERICA, NATIONAL ASSOCIATION (USA), Servicer By: Name: Title: